UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2016

YBCC, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-21384	13-3367421
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17800 Castleton Str. Suite 386 City of Industry, CA		91748
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 213-3945

International Packaging and Logistics Group, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 16, 2016, YBCC, Inc. formerly International Packaging and Logistics Group, Inc. (the “Registrant”) dismissed TAAD, LLP (“TAAD”) as its independent registered public accounting firm. The decision was approved by the Registrant’s Board of Directors.

The reports of TAAD on Yibaoccyb Limited (“Yibaoccyb”), the Registrant’s accounting acquirer, financial statements filed on September 9, 2016 with the Registrant’s Form 8-K/A for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except the report did contain an explanatory paragraph related to the Yibaoccyb’s ability to continue as a going concern. During the Yibaoccyb’s fiscal years ended December 31, 2015 and 2014, and the subsequent period through the date of this report, there were (i) no disagreements with TAAD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TAAD would have caused TAAD to make reference to the subject matter of the disagreements in connection with its report, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided TAAD with a copy of the disclosures made in this Current Report on Form 8-K and requested that TAAD furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter furnished by TAAD is attached as Exhibit 16.1 hereto.

On December 16, 2016, the Registrant engaged KCCW Accountancy Corp. (“KCCW”) as the Registrant’s new independent registered public accounting firm. The appointment of KCCW was approved by the Registrant’s Board of Directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 22, 2016, the Registrant amended its Certificate of Incorporation (the “Amendment”). As a result of the Amendment, the Company’s corporate name changed from International Packaging and Logistics Group, Inc. to YBCC, Inc. Effective December 22, 2016, the Registrant’s ticker symbol changed from IPLO to YBAO.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

3.1	Certificate of Amendment to Certificate of Incorporation dated December 5, 2016. Effective date December 22, 2016.

16.1	Letter from TAAD, LLP dated December 22, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2016	YBCC, Inc.

By:	/s/ Xiuhua Song
Xiuhua Song
Chief Executive Officer

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